--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder:

      The semi-annual period has been marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Year-to-date, the Federal Open Market Committee (FOMC) has cut interest rates six times, easing a total of 275 basis points. Currently, the overnight lending rate is at its lowest level since May 1994. Investors are beginning to turn their attention away from past interest rate cuts and are re-focusing on the potential actions of this year's accommodative Fed. In recent FOMC minutes, investors were somewhat surprised to see a degree of discord among committee members as to the severity and timing of the final 50 basis point ease on May 15th. Coupled with a more cautious 25 basis point cut in late June, it appears that the Fed will be adopting a less aggressive posture.

      Recently, released data has led some investors to conclude that the worst may be behind us. U.S. factory orders, a figure specifically cited by the Fed as a driver behind recent rate cuts, rebounded by 2.5% in May. Personal consumption, another important factor in the U.S. consumer-driven economy, rose by 0.5%, and both construction spending and manufacturing activity have been stronger than expected. Finally, despite aggressively lowering interest rates over the past six months, inflation concerns appear benign. Going forward, we look to employment data as a leading indicator of economic recovery.
Corporations have been forced to layoff employees as demand for goods and services has lagged in the first two quarters of the year. While consumer activity has been reasonably resilient in the face of the weakness in employment, further deterioration on the jobs front will most likely derail an early recovery.

      The Treasury yield curve, which began the year inverted, with shorter maturity issues yielding more than longer maturities, steepened significantly over the semi-annual period. However, the yield curve flattened slightly in June in response to benign inflationary pressures and talks of a possible end to the Fed's rate reduction program. Disappointment caused by the Fed's election to dispense only 25 basis points of easing, coupled with stronger than expected economic data, caused yields on short and intermediate maturity Treasuries to rise. Short-term yields were especially hard-hit with yields on 2-year and 5-year maturities rising 25 and 21 basis points, respectively.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
--------------------                         ------------------------
Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                                   July 31, 2001
Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Insured Municipal Term Trust Inc. (the "Trust") for the six months ended June 30, 2001. We would like to take this opportunity to review the
Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing current income exempt from regular Federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the period:

                            ----------------------------------------------------
                             6/30/01   12/31/00    CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE                $10.30     $10.4375   (1.32)%    $10.75    $10.12
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)      $10.91     $10.85      0.55%     $11.02    $10.81
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance continued to deteriorate in the U.S. and abroad through the second quarter as corporations continued to steadily unwind excess inventories and capacity. While there has been some decline in consumption, the bulk of the weakness has manifested itself in the business sector where capital spending continues to plunge. Consequently, year-over-year industrial production has turned negative for the first time since 1991. Weakness in the corporate sector has begun to spread to the labor market. The unemployment rate has drifted up to 4.5% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Despite the weakness in the labor market and overall economy, the consumer remains relatively upbeat. While many economic indicators are at 1990-91 recessionary levels, consumer confidence remains well above its readings of the early nineties. The consumer seems buoyed by a faith in the Federal Reserve, which has lowered its funds target rate by 275 basis points during 2001.
Sluggish growth combined with a benign inflationary environment should prompt the Federal Reserve to maintain a low interest rate environment well into next year.

     Over the semi-annual period, the level and shape of the Treasury yield curve were driven by expectations of Fed activity and the issuance of corporate debt. Treasury yields steepened significantly in 2001 with yields on longer maturity issues rising relative to yields on shorter maturities, but began to flatten slightly in June due to expectations that the Fed was nearing the end of its easing cycle. Yields on short and intermediate Treasuries rose with short-term yields increasing most dramatically. Yields on 2-year and 5-year maturities rose 25 and 21 basis points respectively for the second quarter. In addition, corporate issuance of long-term debt represented a net sale of more interest rate sensitive bonds. This further pressured longer dated securities and the market in general. As of June 30, 2001, the 10-year Treasury was yielding 5.41% versus 5.11% on December 31, 2000.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ending June 30, 2001, returning 4.76% (as measured by the LEHMAN MUNICIPAL BOND Index at a tax bracket of 39.6%) versus 3.62% for the LEHMAN AGGREGATE INDEX. Strong retail demand for municipal bonds allowed the sector to show significant outperformance versus Treasuries across the entire curve. In a dramatic reversal from most of 2000, the semi-annual period finally saw municipal mutual fund portfolios experience positive cash flows. The positive cash flow into municipal mutual funds continued for the second quarter with year to date inflows totaling $3.45 billion. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments. Total supply year to date has increased by 39% versus last year, with the majority of the increase coming from the surge in refinancing activity. We expect to see continued strong performance from the municipal market as retail continues to express interest in the lower volatility of the fixed income markets and attractive tax equivalent yields of municipal bonds.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution as well as reduce its income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage via auction rate preferred shares, to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At June 30, 2001, the Trust's leverage amount was 37% of total assets.

     The following chart compares the Trust's current and December 31, 2000 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                                 JUNE 30, 2001       DECEMBER 31, 2000
--------------------------------------------------------------------------------
  City, County and State                      31%                  29%
--------------------------------------------------------------------------------
  Education                                   14%                  13%
--------------------------------------------------------------------------------
  Water & Sewer                               14%                  14%
--------------------------------------------------------------------------------
  Hospital                                    14%                  15%
--------------------------------------------------------------------------------
  Utility/Power                               13%                  13%
--------------------------------------------------------------------------------
  Tax Revenue                                  4%                   6%
--------------------------------------------------------------------------------
  Transportation                               4%                   4%
--------------------------------------------------------------------------------
  Lease Revenue                                3%                   3%
--------------------------------------------------------------------------------
  Housing                                      3%                   3%
--------------------------------------------------------------------------------

     We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                    /s/ Kevin M. Klingert
--------------------                    ---------------------
Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BMT
--------------------------------------------------------------------------------
  Initial Offering Date:                                     February 20, 1992
--------------------------------------------------------------------------------
  Closing Stock Price as of 6/30/01:                            $10.30
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/01:                                $10.91
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 6/30/01 ($10.30)(1):         5.58%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Common Share(2):             $ 0.04792
--------------------------------------------------------------------------------
  Current Annualized Distribution per Common Share(2):          $ 0.57504
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Dividend is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2001 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                                          OPTION CALL         VALUE
 RATING*  (000)                         DESCRIPTION                                      PROVISIONS+       (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--161.0%
                     ALASKA--2.2%
AAA    $ 6,000       Anchorage, G.O., Ser. B, 4.625%, 7/01/10, FGIC ..................  No Opt. Call      $  6,087,360
                                                                                                          ------------
                     ARIZONA--1.5%
AAA      4,180       University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA    7/02 @ 102          4,353,177
                                                                                                          ------------
                     CALIFORNIA--9.3%
                     California St., G.O., FGIC,
AAA      4,355++       6.80%, 11/01/04 ...............................................       N/A             4,932,430
AAA        145         6.80%, 11/01/10 ...............................................   11/04 @ 102           161,102
AAA      3,400++     California St. Pub. Wks., 6.60%, 12/01/02, AMBAC ................       N/A             3,649,526
AAA      6,100       Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC .................       ETM             6,848,348
AAA      3,500++     Eastern Mun. Wtr. Dist., C.O.P., 6.50%, 7/01/01, FGIC ...........       N/A             3,535,000
AAA      3,065       Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC .........  No Opt. Call         3,497,870
AAA      3,500       Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC ......   11/02 @ 102         3,687,495
                                                                                                          ------------
                                                                                                            26,311,771
                                                                                                          ------------
                     DISTRICT OF COLUMBIA--3.8%
AAA     10,000       District of Columbia, G.O., Ser. B, 5.50%, 6/01/11, FSA .........  No Opt. Call        10,704,900
                                                                                                          ------------
                     FLORIDA--9.8%
AAA     10,750++     Broward Cnty. Sch. Bd., C.O.P., 6.50%, 7/01/02, AMBAC ...........       N/A            11,366,190
AAA     12,195       Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ............   10/02 @ 102        12,852,311
AAA      2,320       Tampa Wtr. & Swr. Rev., 5.50%, 10/01/10, FSA (WI) ...............  No Opt. Call         2,416,906
AAA      1,000       Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ............   10/02 @ 102         1,054,290
                                                                                                          ------------
                                                                                                            27,689,697
                                                                                                          ------------
                     GEORGIA--1.9%
AAA      5,000       Henry Cnty. Hosp. Auth. Rev., Ser. B, 6.375%, 7/01/09, FGIC .....   7/02 @ 102          5,208,650
                                                                                                          ------------
                     HAWAII--4.1%
AAA     11,080       Hawaii St., G.O., Ser. CN, 5.25%, 3/01/11, FGIC .................   3/07 @ 102         11,635,219
                                                                                                          ------------
                     ILLINOIS--13.0%
AAA        860       Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA ............  No Opt. Call           485,169
AAA      7,000++     Cook Cnty., G.O., Ser. A, 6.50%, 11/15/02, MBIA .................       N/A             7,473,130
AAA      5,000++     Cook Cnty., Community Schs., 6.50%, 1/01/02, FGIC ...............       N/A             5,092,850
                     Du Page Cnty. Fst. Presv. Dist.,
AAA      5,000         Zero Coupon, 11/01/10 .........................................  No Opt. Call         3,209,850
AAA     11,965         Zero Coupon, 11/01/11 .........................................  No Opt. Call         7,259,046
AAA      5,000++     Illinois Edl. Fac. Auth. Rev., 5.70%, 7/01/05, FGIC .............       N/A             5,278,050
AAA      7,980       Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC ......    9/01@ 100          8,011,760
                                                                                                          ------------
                                                                                                            36,809,855
                                                                                                          ------------
                     INDIANA--3.0%
AAA      1,340       Columbus Sch. Bd., Ser. A, 6.625%, 7/01/11, AMBAC ...............   7/02 @ 102          1,405,566
AAA      3,750       Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA ..   1/02 @ 102          3,872,138
AAA      3,000++     Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp.,
                       6.65%, 5/01/02, MBIA ..........................................       N/A             3,124,920
                                                                                                          ------------
                                                                                                             8,402,624
                                                                                                          ------------
                     KENTUCKY--2.9%
AAA     12,675       Kentucky Econ. Dev. Fin. Auth. Hlth. Sys. Rev.,
                       Norton Healthcare Inc., Ser. B,
                       Zero Coupon, 10/01/10, MBIA ...................................  No Opt. Call         8,147,110
                                                                                                          ------------

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                                          OPTION CALL         VALUE
 RATING*  (000)                         DESCRIPTION                                      PROVISIONS+       (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LOUISIANA--6.4%
AAA    $14,385++     Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC ..............       N/A         $  15,107,271
AAA      2,905++     New Orleans Pub. Impt., G.O., 6.60%, 9/01/02, FGIC ..............       N/A             3,026,138
                                                                                                          ------------
                                                                                                            18,133,409
                                                                                                          ------------
                     MASSACHUSETTS--14.7%
AAA      2,100++     Boston, G.O., Ser. A, 6.50%, 7/01/02, AMBAC .....................       N/A             2,219,952
                     Massachusetts St., G.O.,
AAA      7,865++       Ser. C, 6.70%, 11/01/04, FGIC .................................       N/A             8,746,273
AAA        780++       Ser. C, 6.75%, 8/01/01, AMBAC .................................       N/A               797,847
AAA        440         Ser. C, 6.75%, 8/01/09, AMBAC .................................   8/01 @ 102            449,755
AAA      2,350++       Ser. D, 6.00%, 7/01/01, MBIA ..................................       N/A             2,350,000
                     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., 6.50%,
AAA      2,000++       Mclean Hosp., Ser. C, 7/01/02, FGIC ...........................       N/A             2,114,240
AAA      3,275++       So. Shore Hosp., Ser. D, 7/01/02, MBIA ........................       N/A             3,462,068
AAA      1,725         So. Shore Hosp., Ser. D, 7/01/10, MBIA ........................   7/02 @ 102          1,808,024
                     Massachusetts St. Hsg. Fin. Agcy., Residential Dev., FNMA,
AAA      5,500         Ser. A, 6.875%, 11/15/11 ......................................   5/02 @ 102          5,710,760
AAA        600         Ser. C, 6.875%, 11/15/11 ......................................   5/02 @ 102            622,992
AAA      5,000         Ser. H, 6.75%, 11/15/12 .......................................   11/03 @ 102         5,282,350
AAA      7,630       Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ......   11/02 @ 102         8,037,976
                                                                                                          ------------
                                                                                                            41,602,237
                                                                                                          ------------
                     MICHIGAN--3.0%
                     Michigan Mun. Bd. Auth. Rev.,
AAA        900         Ser. A, 6.50%, 11/01/12, MBIA .................................   11/02 @ 102           946,314
AAA        730         Ser. B, 6.45%, 11/01/07, AMBAC ................................   11/04 @ 102           800,029
AAA        730         Ser. B, 6.65%, 11/01/09, AMBAC ................................   11/04 @ 102           798,299
AAA      1,310++       Ser. G, 6.45%, 11/01/04, AMBAC ................................       N/A             1,458,305
AAA      1,320++       Ser. G, 6.65%, 11/01/04, AMBAC ................................       N/A             1,477,661
AAA      3,000       Western Township Util. Auth. Swr. Dist. Sys. Rev.,
                       6.50%, 1/01/10, FSA ...........................................    1/02 @ 100         3,041,040
                                                                                                          ------------
                                                                                                             8,521,648
                                                                                                          ------------
                     MINNESOTA--0.8%
Aaa      2,180       Southern Minnesota Mun. Pwr. Agcy. Rev., Ser. B, 5.75%, 1/01/11 .       ETM             2,288,368
                                                                                                          ------------
                     NEVADA--4.6%
AAA      4,000++     Clark Cnty., G.O., Ser. A, 6.50%, 6/01/02, AMBAC ................       N/A             4,214,160
AAA      4,185++     Clark Cnty. Sch. Dist., 6.75%, 12/15/04, FGIC ...................       N/A             4,668,451
                     Nevada Dept. of Bus. and Ind., Las Vegas Monorail, AMBAC,
AAA      3,795         Zero Coupon, 1/01/11 ..........................................  No Opt. Call         2,399,199
AAA      2,870         Zero Coupon, 1/01/12 ..........................................  No Opt. Call         1,706,100
                                                                                                          ------------
                                                                                                            12,987,910
                                                                                                          ------------
                     NEW JERSEY--0.7%
AAA      2,000       Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA .......  6/02 @ 101.5         2,079,820
                                                                                                          ------------
                     NEW MEXICO--0.7%
Aaa      1,750       Las Cruces Sch. Dist., 5.25%, 8/01/11, FSA ......................   8/09 @ 100          1,849,120
                                                                                                          ------------
                     NEW YORK--14.6%
AAA      8,950       Long Island Pwr. Auth. Rev., Ser. A, 5.50%, 12/01/10, AMBAC .....  No Opt. Call         9,754,874
AAA      4,500++     New York City, G.O., Ser. B, 6.95%, 8/15/04, MBIA ...............       N/A             5,045,040
                     New York St. Env. Fac. Corp., P.C.R.,
AAA      6,155         6.70%, 5/15/09 ................................................   11/04 @ 102         6,767,853
AAA      4,965         6.80%, 5/15/10 ................................................   11/04 @ 102         5,508,022
                     New York St. Medicare Fac. Rev., AMBAC,
AAA      9,715++       6.60%, 2/15/05 ................................................       N/A            10,973,772
AAA      2,695++       6.625%, 2/15/05 ...............................................       N/A             3,046,455
                                                                                                          ------------
                                                                                                            41,096,016
                                                                                                          ------------

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                                          OPTION CALL         VALUE
 RATING*  (000)                         DESCRIPTION                                      PROVISIONS+       (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     OHIO--5.8%
AAA    $11,920++     Cleveland Wtrwks. Rev., First Mtg., Ser. F, 6.50%, 1/01/02, AMBAC       N/A           $12,378,562
AAA      3,900       Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr.,
                       6.50%, 8/15/12, MBIA ..........................................   8/02 @ 102          4,114,071
                                                                                                          ------------
                                                                                                            16,492,633
                                                                                                          ------------
                     OKLAHOMA--2.1%
AAA      5,725       Oklahoma City Wtr. Util. Tr., Wtr. & Sewer Rev., Ser. B,
                       6.375%, 7/01/12, MBIA .........................................   7/02 @ 100          5,899,956
                                                                                                          ------------
                     PENNSYLVANIA--11.4%
AAA      5,000       Dauphin Cnty. Gen. Auth. Hosp. Rev., 6.25%, 7/01/08, MBIA .......       ETM             5,452,200
AAA      7,500       Pennsylvania St. Higher Edl. Fac. Auth. Rev., Ser. A,
                       5.25%, 8/01/10, FSA ...........................................   8/09 @ 101          7,871,325
AAA      2,100       Philadelphia Wtr. & Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC ..  No Opt. Call         2,283,876
                     Pittsburgh, G.O.,
AAA      7,000         Ser. A, 5.20%, 3/01/10, FGIC ..................................   9/05 @ 100          7,222,880
AAA      6,005++       Ser. D, 6.00%, 9/01/02, AMBAC .................................       N/A             6,330,951
AAA      3,000++     Pittsburgh Wtr. & Swr., 6.75%, 9/01/01, FGIC ....................       N/A             3,078,510
                                                                                                          ------------
                                                                                                            32,239,742
                                                                                                          ------------
                     RHODE ISLAND--2.7%
                     Rhode Island Clean Wtr. Protn. Fin. Agcy., P.C.R.,
                       Revolving Fd. Pooled Ln., Issue A, MBIA,
AAA      2,155++       6.70%, 10/01/02 ...............................................       N/A             2,296,777
AAA        235         6.70%, 10/01/10 ...............................................   10/02 @ 102           248,231
AAA      5,000       Rhode Island St. & Providence Plantations, Ser. B,
                       4.20%, 6/01/10, FGIC ..........................................   No Opt. Call        4,920,550
                                                                                                          ------------
                                                                                                             7,465,558
                                                                                                          ------------
                     SOUTH CAROLINA--8.4%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
AAA     14,925         6.30%, 1/01/11, MBIA ..........................................   1/03 @ 102         15,733,338
AAA      7,900         6.50%, 1/01/11, FGIC ..........................................   8/01 @ 102          8,086,045
                                                                                                          ------------
                                                                                                            23,819,383
                                                                                                          ------------
                     TEXAS--17.2%
AAA      1,055       Austin Util. Sys. Rev. Comb., Ser. A, 6.00%, 5/15/10, FGIC ......   8/01 @ 100          1,056,793
AAA      1,580       Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 ...................   8/01 @ 100          1,582,718
AAA      2,500       Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC   5/04 @ 102          2,765,450
                     El Paso, G.O., Ser. A, FGIC,
AAA      6,840++       6.375%, 8/15/02 ...............................................       N/A             7,101,630
AAA      1,160         6.375%, 8/15/10 ...............................................   8/02 @ 100          1,191,123
                     Harris Cnty., Toll Road, FGIC,
AAA      2,585         Ser. B, Zero Coupon, 8/15/08 ..................................  No Opt. Call         1,887,101
AAA      6,310++       Sr. Lien, Ser. A, 6.50%, 8/15/02                                      N/A             6,682,164
AAA      4,775         Sr. Lien, Ser. A, 6.50%, 8/15/11 ..............................   8/02 @ 102          5,012,318
AAA     10,440       Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC ..  No Opt. Call         6,706,552
AAA      5,550       Katy Indept. Sch. Dist., Ser. A, Zero Coupon, 2/15/11, PSF ......  No Opt. Call         3,468,472
AAA      1,840++     North Texas Mun. Wtr. Dist., 6.50%, 6/01/03, MBIA ...............       N/A             1,953,068
                     Texas Mun. Pwr. Agcy. Rev.,
AAA      3,210         5.25%, 9/01/12, MBIA ..........................................   9/03 @ 100          3,258,728
AAA      4,000         Ser. A, 5.50%, 9/01/10, MBIA ..................................  No Opt. Call         4,320,280
AAA      1,500         Ser. A, 6.75%, 9/01/12, AMBAC .................................   9/01 @ 102          1,536,090
                                                                                                          ------------
                                                                                                            48,522,487
                                                                                                          ------------
                     UTAH--2.6%
AAA      3,470       Intermountain Pwr. Agcy. Rev., Ser. A, 5.25%, 7/01/11, MBIA .....   7/09 @ 101          3,672,093
AAA      1,450++     Salt Lake City Mun. Bldg. Lease Rev., 6.15%, 10/01/04, MBIA .....       N/A             1,551,906
AAA      3,175       Salt Lake City Wtr. Conservancy Dist. Rev., Zero Coupon,
                       10/01/10, AMBAC ...............................................  No Opt. Call         2,053,749
                                                                                                          ------------
                                                                                                             7,277,748
                                                                                                          ------------

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                                          OPTION CALL         VALUE
 RATING*  (000)                         DESCRIPTION                                      PROVISIONS+       (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     VIRGINIA--3.5%
                     Peninsula Port Auth., Riverside Hlth. Sys., MBIA,
AAA   $  6,000++       Proj. A, 6.625%, 7/01/02 ......................................       N/A          $  6,349,980
AAA      3,380         Proj. B, 6.625%, 7/01/10 ......................................   7/02 @ 102          3,543,693
                                                                                                          ------------
                                                                                                             9,893,673
                                                                                                          ------------
                     WASHINGTON--10.3%
Aaa      7,345       Benton Cnty. Sch. Dist., Kennewick Sch., 4.50%, 12/01/10, FSA ...  No Opt. Call         7,374,747
AAA      4,650++     Port of Seattle Rev., 6.60%, 8/01/02, MBIA ......................       N/A             4,933,185
AAA      5,000       Washington St., G.O., Ser. 2000 A, 5.50%, 7/01/11, MBIA .........   7/09 @ 100          5,322,700
Aaa      2,280       Whatcom Cnty. Sch. Dist., 4.50%, 12/01/10, FSA ..................  No Opt. Call         2,290,967
                     Washington St. Pub. Pwr. Supply Sys., 7/01/10, MBIA
AAA     12,905         Ser. A, Zero Coupon ...........................................  No Opt. Call         8,387,089
AAA      1,300         Ser. B, Zero Coupon ...........................................  No Opt. Call           844,883
                                                                                                          ------------
                                                                                                            29,153,571
                                                                                                          ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $425,179,167)                                       454,673,642
                                                                                                          ------------
                     SHORT-TERM INVESTMENTS--0.2%**
                     CALIFORNIA--0.0%
A-1+       170       California Statewide Cmnty. Dev. Auth. Rev.,
                       John Muir Mt. Diablo Hlth.,
                       3.00%, 7/02/01, FRDD, AMBAC ...................................       N/A               170,000
A-1+         5       Irvine Ranch Wtr. Dist., Ser. A, 3.00%, 7/02/01, FRDD ...........       N/A                 5,000
                                                                                                          ------------
                                                                                                               175,000
                                                                                                          ------------
                     NEW YORK--0.1%
A-1+       200       New York City Mun. Wtr. Fin. Auth. Rev., Ser. G,
                       3.10%, 7/02/01, FRDD, FGIC ....................................       N/A               200,000
                                                                                                          ------------
                     OHIO--0.1%
VMIG1      185       Cuyahoga Cnty. Hosp. Rev., Cleveland Univ. Hosp.,
                       3.25%, 7/02/01, FRDD ..........................................       N/A               185,000
                                                                                                          ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $560,000) ....................                         560,000
                                                                                                          ------------
                     TOTAL INVESTMENTS--161.2% (COST $425,739,167) ...................                     455,233,642
                     Liabilities in excess of other assets--(0.9)% ...................                      (2,479,647)
                     Liquidation value of preferred stock--(60.3)% ...................                    (170,400,000)
                                                                                                          ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..............                    $282,353,995
                                                                                                          ============

--------------
 *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost evaluation, the maturity date of these investments are considered to be the earlier of the next date in which the security can be redeemed at par, or the next day in which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prerefunded. See glossary for definition.

-----------------------------------------------------------------------------------------------------------
             THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
     AMBAC-- American Municipal Bond Assurance Corporation       FSA--Financial Security Assurance
CONNIE LEE-- College Construction Loan Insurance Association    G.O.--General Obligation
    C.O.P.-- Certificate of Participation                       MBIA--Municipal Bond Insurance Association
      ETM -- Escrowed to Maturity                             P.C.R.--Pollution Control Revenue
      FGIC-- Financial Guaranty Insurance Company               PSF-- Permanent School Funding
      FNMA-- Federal National Mortgage Association               WI-- When Issued
      FRDD-- Floating Rate Daily Demand
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $425,739,167) (Note 1) ...........      $455,233,642
Cash .........................................................            21,671
Interest receivable ..........................................         7,465,568
Other assets .................................................            52,829
                                                                    ------------
                                                                     462,773,710
                                                                    ------------
LIABILITIES
Payable for investments purchased ............................         8,222,276
Dividends payable--common stock ..............................         1,240,440
Dividends payable--preferred stock ...........................           133,461
Investment advisory fee payable (Note 2) .....................           130,729
Administration fee payable (Note 2) ..........................            37,351
Deferred directors fees (Note 1) .............................            32,129
Other accrued expenses .......................................           223,329
                                                                    ------------
                                                                      10,019,715
                                                                    ------------
NET INVESTMENT ASSETS ........................................      $452,753,995
                                                                    ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .......................................          $258,856
    Paid-in capital in excess of par .........................       239,089,022
  Preferred stock (Note 4) ...................................       170,400,000
                                                                    ------------
                                                                     409,747,878
  Undistributed net investment income (Note 1) ...............        13,312,486
  Accumulated net realized gain (Note 1) .....................           199,156
  Net unrealized appreciation (Note 1) .......................        29,494,475
                                                                    ------------
  Net investment assets, June 30, 2001 .......................      $452,753,995
                                                                    ============
  Net assets applicable to common shareholders ...............      $282,353,995
                                                                    ============
Net asset value per common share:
  ($282,353,995 / 25,885,639 shares of
  common stock issued and outstanding) .......................            $10.91
                                                                    ============

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest  (Note 1) .....................................         $ 13,150,663
                                                                   ------------
Expenses
  Investment advisory ....................................              789,189
  Administration .........................................              225,483
  Auction agent ..........................................              222,500
  Custodian ..............................................               56,000
  Directors ..............................................               37,000
  Reports to shareholders ................................               34,000
  Independent accountants ................................               25,000
  Transfer agent .........................................               19,500
  Registration ...........................................               16,500
  Legal ..................................................               10,000
  Miscellaneous ..........................................               59,034
                                                                   ------------
  Total expenses .........................................            1,494,206
                                                                   ------------
Net investment income ....................................           11,656,457
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain on investments .........................              199,198
Net change in unrealized appreciation
  on investments .........................................              (37,756)
                                                                   ------------
Net gain on investments ..................................              161,442
                                                                   ------------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ................................         $ 11,817,899
                                                                   ============
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED      YEAR ENDED
                                                                         JUNE 30,          DECEMBER 31,
                                                                           2001               2000
                                                                     -----------------     ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ...........................................   $  11,656,457       $  23,072,004
  Net realized gain on investments ................................         199,198           1,132,402
  Net change in unrealized appreciation on investments ............         (37,756)          6,235,997
                                                                      -------------       -------------
    Net increase in net investment assets resulting from operations      11,817,899          30,440,403
                                                                      -------------       -------------

DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ...............      (7,442,445)        (15,531,024)
  To preferred shareholders from net investment income ............      (2,986,628)         (6,711,253)
  To common shareholders from net realized gain on investments ....              --            (557,059)
  To preferred shareholders from net realized gain on investments .              --            (250,781)
                                                                      -------------       -------------
    Total dividends and distributions .............................     (10,429,073)        (23,050,117)
                                                                      -------------       -------------

CAPITAL STOCK TRANSACTIONS:
Net proceeds from additional issuance of preferred shares .........              --          39,655,334
                                                                      -------------       -------------
  Total increase ..................................................       1,388,826          47,045,620
                                                                      -------------       -------------

NET INVESTMENT ASSETS
Beginning of period ...............................................     451,365,169         404,319,549
                                                                      -------------       -------------
End of period (including undistributed net investment income of
  $13,312,486 and $11,814,095, respectively) ......................   $ 452,753,995       $ 451,365,169
                                                                      =============       =============

                                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                           SIX MONTHS ENDED ----------------------------------------------------
                                                            JUNE 30, 2001    2000       1999       1998       1997       1996
                                                           ---------------  --------   ---------  --------   --------   --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................   $  10.85     $  10.60   $  11.22   $  11.20   $  10.87   $  11.02
                                                              --------     --------   --------   --------   --------   --------
  Net investment income (a) ...............................        .45          .89        .85        .85        .84        .83
  Net realized and unrealized
    gain (loss) on investments (a) ........................        .01          .28       (.68)      (.03)       .29       (.18)
                                                              --------     --------   --------   --------   --------   --------
Net increase from investment operations ...................        .46         1.17        .17        .82       1.13        .65
                                                              --------     --------   --------   --------   --------   --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ...................................       (.29)        (.60)      (.62)      (.62)      (.62)      (.62)
    Preferred shareholders ................................       (.11)        (.26)      (.17)      (.18)      (.18)      (.18)
  Distributions from net realized gain on investments to:
    Common shareholders ...................................         --         (.02)        --         --         --         --
    Preferred shareholders ................................         --         (.01)        --         --         --         --
                                                              --------     --------   --------   --------   --------   --------
Total dividends and distributions .........................       (.40)        (.89)      (.79)      (.80)      (.80)      (.80)
                                                              --------     --------   --------   --------   --------   --------
Capital charge with respect to issuance of preferred shar           --         (.03)        --         --         --         --
                                                              --------     --------   --------   --------   --------   --------
Net asset value, end of period* ...........................   $  10.91     $  10.85   $  10.60   $  11.22   $  11.20   $  10.87
                                                              ========     ========   ========   ========   ========   ========
Market value, end of period* ..............................   $  10.30     $  10.44   $   9.44   $  11.50   $  11.00   $  10.13
                                                              ========     ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+ ..................................       1.43%       17.81%    (12.92)%    10.53%     15.22%      7.59%
                                                              ========     ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:++
Expenses ..................................................       1.06%+++     1.11%       .94%       .93%       .94%       .97%
Net investment income before
  preferred stock dividends (a) ...........................       8.31%+++     8.40%      7.74%      7.56%      7.66%      7.66%
Preferred stock dividends .................................       2.13%+++     2.44%      1.51%      1.53%      1.62%      1.61%
Net investment income available
  to common shareholders (a) ..............................       6.18%+++     5.96%      6.23%      6.03%      6.04%      6.05%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ...........   $283,038     $274,553   $284,075   $290,004   $283,531   $281,521
Portfolio turnover ........................................          4%          14%         0%         0%         1%         1%
Net assets of common shareholders, end of period (000) ....   $282,354     $280,965   $274,320   $290,469   $289,962   $281,470
Preferred stock outstanding (000) .........................   $170,400     $170,400   $130,000   $130,000   $130,000   $130,000
Asset coverage per share of preferred stock, end of period    $ 66,445     $ 66,242   $ 77,768   $ 80,868   $ 80,768   $ 79,132

--------------
  * Net asset value and market value are published in BARRON'S each Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized. Past performance is not a guarantee of future results.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders.
+++ Annualized.
(a) As required, effective January 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no effect on the total net assets of the Trust. The reclass of this change for the six months ended June 30, 2001 to the net investment income per common share from net realized and unrealized gain
    (loss) on investments were less than $0.005 per common share. The ratios of net investment income to average net assets increased from 6.15% to 6.18%, and net investment income before preferred stock dividends to average net assets increased from 8.28% to 8.31%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION    The  BlackRock  Insured  Municipal  Term Trust Inc. (the
& ACCOUNTING            "Trust"), was organized in Maryland on December 23, 1991
POLICIES                as  a  diversified,   closed-end  management  investment
                        company. The Trust's investment objective is to manage a
diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return for the Directors as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Effective January 1, 2001, the Trust has adopted the provisions of the AICPAAudit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. Prior to January 1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $271,007 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001.

   The effect of this change for the 6 month period ended June 30, 2001 was to increase net investment income by $34,189:decrease net unrealized appreciation by $30,695 and decrease net realized gains by $3,494. The Statement of Changes in

Net Investment Assets and the Financial Highlights of the Trust for prior years have not been restated to reflect this change.

NOTE 2. AGREEMENTS      The  Trust has an  Investment  Advisory  Agreement  with
                        BlackRock  Advisors,  Inc. (the  "Advisor"),  which is a
wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Brinson Advisors, Inc. (the "Administrator")(formerly known as Mitchell Hutchins Asset Management Inc.), an indirect wholly owned asset management subsidiary of UBS AG.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments,  for the six months  ended June
                        30,  2001  aggregated   $27,463,164   and   $16,837,105,
respectively.

   The federal income tax basis of the Trust's investments at June 30, 2001 was $425,437,465, and accordingly, net unrealized appreciation was $29,796,177 (gross unrealized appreciation--$29,916,000, gross unrealized depreciation--$119,823).

NOTE 4.  CAPITAL        There are 200  million  shares of $.01 par value  common
                        stock  authorized.  The Trust may classify or reclassify
any unissued shares of common stock into one or more series of preferred stock. Of the 25,885,639 common shares outstanding at June 30, 2001, the Advisor owned 10,583 shares. As of June 30, 2001, there were 6,816 preferred shares outstanding as follows: Series M7--4,216 and Series M28--2,600, which includes 1,616 shares of Series M7 issued on March 10, 2000.

   On March 10, 2000, the Trust reclassified 1,616 shares of common stock and issued an additional 1,616 shares of Series M7 preferred stock. The additional shares issued have identical rights and features of the existing M7 preferred stock. Estimated offering costs of $340,666 and underwriting discounts of $404,000 have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.65% to 4.95% for the six months ended June 30, 2001.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.  DIVIDENDS      Subsequent  to June 30, 2001,  the Board of Directors of
                        the  Trust   declared  a  dividend  from   undistributed
earnings of $0.04792 per common share payable August 1, 2001 to shareholders of record on July 16, 2001.

   For the period July 1, 2001 through July 31, 2001, dividends declared on preferred shares totalled $388,187 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held on May 24, 2001 to vote on the following matter:

     (1) To elect three Directors as follows:

         DIRECTOR:                          CLASS        TERM        EXPIRING
         ------                             -----        ----         -------
         Andrew F. Brimmer ...............   III        3 years        2004
         Kent Dixon ......................   III        3 years        2004
         Laurence D. Fink ................   III        3 years        2004

         Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

         Shareholders elected the three Directors. The results of the voting were as follows:

                                   VOTES FOR*   VOTES AGAINST*     ABSTENTIONS*
                                   ---------    -------------      -----------
         Andrew F. Brimmer ......  24,616,040         --              259,453
         Kent Dixon .............  24,646,461         --              229,032
         Laurence D. Fink .......  24,635,401         --              240,092

--------------
* The votes represent common and preferred shareholders voting as a single class.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Insured Municipal Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price, the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust, plus income accrued on its investment,
                                   minus  any  liabilities   including   accrued
                                   expenses,  divided  by the  total  number  of
                                   outstanding   common   shares.   It  is   the
                                   underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                                   Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:                 These securities are  collateralized  by U.S.
                                   Government   securities  which  are  held  in
                                   escrow  and  are  used to pay  principal  and
                                   interest  on  the  tax-exempt  issue  and  to
                                   retire   the   bond  in  full  at  the   date
                                   indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
-----------------------------------------------------------------------------------------------------
                                                                            STOCK          MATURITY
PERPETUAL TRUSTS                                                           SYMBOL            DATE
                                                                           ------          --------
The BlackRock Income Trust Inc.                                             BKT               N/A
The BlackRock North American Government Income Trust Inc.                   BNA               N/A
The BlackRock High Yield Trust                                              BHY               N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                     BGT              12/02
The BlackRock Investment Quality Term Trust Inc.                            BQT              12/04
The BlackRock Advantage Term Trust Inc.                                     BAT              12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                   BCT              12/09

TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------------
                                                                            STOCK          MATURITY
PERPETUAL TRUSTS                                                           SYMBOL            DATE
                                                                           ------          --------
The BlackRock Investment Quality Municipal Trust Inc.                       BKN               N/A
The BlackRock California Investment Quality Municipal Trust Inc.            RAA               N/A
The BlackRock Florida Investment Quality Municipal Trust                    RFA               N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.            RNJ               N/A
The BlackRock New York Investment Quality Municipal Trust Inc.              RNY               N/A
The BlackRock Pennsylvania Strategic Municipal Trust                        BPS               N/A
The BlackRock Strategic Municipal Trust                                     BSD               N/A
BlackRock California Municipal Income Trust                                 BFZ               N/A
BlackRock Municipal Income Trust                                            BFK               N/A
BlackRock New York Municipal Income Trust                                   BNY               N/A
BlackRock New Jersey Municipal Income Trust                                 BNJ               N/A
BlackRock Florida Municipal Income Trust                                    BBF               N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                              BMN              12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                        BRM              12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.             BFC              12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                     BRF              12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.               BLN              12/08
The BlackRock Insured Municipal Term Trust Inc.                             BMT              12/10



      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 277-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

------------
 BLACKROCK
-----------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
                                                               -----------
OFFICERS                                                   THE  BLACKROCK
Ralph L. Schlosstein, PRESIDENT                                -----------
Keith T. Anderson, VICE PRESIDENT                          INSURED MUNICIPAL
Michael C. Huebsch, VICE PRESIDENT                         TERM TRUST INC.
Robert S. Kapito, VICE PRESIDENT                           ====================
Kevin M. Klingert, VICE PRESIDENT                          SEMI-ANNUAL REPORT
Richard M. Shea, VICE PRESIDENT/TAX                        JUNE 30, 2001
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them.

   This  report  is for  shareholder  information.
This is not a prospectus intended for use in the purchase or sale of Trust shares.

   Statements and other information contained in this report are as dated and are subject to change.

  THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
            c/o Brinson Advisors, Inc.
                51 West 52nd Street
                New York, NY 10019
                  (800) 227-7BFM

                                             092474 10 5
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[RECYCLE LOGO] Printed on recycled paper     092474 30 3        [BLACKROCK LOGO]